SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D.C.  20549
                                                   ______________



                                                      FORM 8-K


                                                   CURRENT REPORT
                                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                                           SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  June 23, 1994

                    ______
 Delaware         Canandaigua Wine Company, Inc. and its     16-0716709
                     subsidiaries
 New York         Batavia Wine Cellars, Inc.                 16-1222994
 Delaware         Bisceglia Brothers Wine Co.                94-2248544
 California       California Products Company                94-0360780
 New York         Guild Wineries & Distilleries, Inc.        16-1401046
 South Carolina   Tenner Brothers, Inc.                      57-0474561
 New York         Widmer's Wine Cellars, Inc.                16-1184188
 Delaware         Barton Incorporated                        36-3500366
 Delaware         Barton Brands, Ltd.                        36-3185921
 Maryland         Barton Beers, Ltd.                         36-2855879
 Connecticut      Barton Brands of California, Inc.          06-1048198
 Georgia          Barton Brands of Georgia, Inc.             58-1215938
 New York         Barton Distillers Import Corp.             13-1794441
 Delaware         Barton Financial Corporation               51-0311795
 Wisoncsin        Stevens Point Beverage Co.                 39-0638900
 New York         Monarch Wine Company, Limited Partnership  36-3547524
 Illinois         Barton Management, Inc.                    36-3539106
 New York         Vintners International Company, Inc.       16-1443663
_____________      _______________________________________    __________
(State or other    (Exact Name of registrant as specified    (I.R.S.
incorporation or     in its charter)                          Employer
organization)                                            Identification
                                                         Number)

116 Buffalo Street, Canandaigua, New York       14424
___________________________________________________________
(Address of Principal Executive Offices)        (Zip Code)

Registrant's Telephone Number, Including Area Code  (716)394-7900
                                                    _____________


Former Name, Former Adress and Former Fiscal Year, if Changed Since
Last Report

Item 5.  Press Release

       On June 23, 1994, the Registrant issued the following press release:

              MADERA, CALIF., JUNE 22 - Heublein Inc., a U.S. subsidiary of International Distillers and Vintners, the drinks sector of Grand Metropolitan PLC, and New York based Canandaigua Wine Company, Inc., announced today that they have signed a letter of intent outlining the terms under which Canandaigua will acquire Almaden and Inglenook wines from Heublein, as well as wineries in Madera, Escalon, Paicines and Reedley, California. The transaction is subject to negotiation of a definitive agreement, the receipt of appropriate regulatory approvals and board approvals.

              Under the proposed transactions, Canandaigua would also acquire a grape juice concentrate business run by Heublein at the Madera winery, as well as Heublein's minority interest in the Madera Glass Company. For Heublein's fiscal year ended Sept. 30, 1993, net sales (excluding federal excise taxes) related to the assets and business to be sold were approximately $235 million.

              John McGrath, Chairman and Chief Executive of IDV and Director of Grand Metropolitan, said: "This sale is an example of our long term strategy of focusing on our premium brands, while reducing our cost-base, so as to position us for continued future growth.

              "The sale of Almaden and Inglenook and the wineries associated with these brands allows us to concentrate on our portfolio of vintage and varietal brands of California and imported wines. We can now provide even stronger support for our highly successful brands such as Beaulieu Vineyard, Blossom Hill and Glen Ellen."

              Marvin Sands, Chairman of the Board of Canandaigua said: "This acquisition will significantly improve Canandaigua's already strong position as the number two wine producer in the industry by adding to our portfolio Almaden and Inglenook, the third and sixth largest selling wine brands in the United States." Sands added, "This acquisition is consistent with our goal of achieving consistent earnings performance through selective acquisitions of strong brands and the integration of acquired businesses with our core business to achieve economies of scale."

              International Distillers and Vintners is the world's largest wine and spirit business by volume. Heublein, based in Farmington, Connecticut, produces, imports and markets more than 100 brands of wines and spirits, including Beaulieu Vineyard, Glen Ellen, Blossom Hill and Mouton Cadet wines, Smirnoff vodka, Jose Cuervo tequila, Black Velvet Canadian whisky and Christian Brothers brandy. The company's domestic wine business is managed by the San Mateo, Calif.-based Heublein Wine division under the direction of Christopher P. Mottern, Executive Vice President.

              Canandaigua Wine Company, headquartered in Canandaigua, New York, is the second largest wine producer, fourth largest marketer of imported beers and eighth largest producer and marketer of distilled spirits in the United States. The company's principal brands include Corona beer, Richard Wild Irish Rose wines, Paul Masson wines, Taylor California cellars wines, Cook's champagne, St. Pauli Girl beer, Cribari wines, Manischewitz wines, J. Roget champagne, Barton gin and vodka, Tsingtao beer, Ten High Bourbon and Montezuma tequila. The company's wine business is managed by Chris Kalabokes, Senior Vice President and President of the Wine Division, headquartered in Canandaigua, New York.




       The Registrant further indicated that the transaction is expected to close at the end of July, 1994.

                                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CANANDAIGUA WINE COMPANY, INC.


Dated:  June 23, 1994                         By:   s/Richard Sands
                                                    Richard Sands, President and
                                                    Chief Executive Officer


                                               SUBSIDIARIES

                                               Batavia Wine Cellars, Inc.


Dated:  June 23, 1994                          By: s/Richard Sands
                                                    Richard Sands, Vice President

                                               Bisceglia Brothers Wine Co.


Dated:  June 23, 1994                          By: s/Richard Sands
                                                   Richard Sands,Vice President

                                               California Products Company


Dated:  June 23, 1994                          By: s/Richard Sands
                                                   Richard Sands, Vice President

                                               Guild Wineries & Distilleries, Inc.


Dated:  June 23, 1994                          By:   s/Chris Kalabokes
                                                     Chris Kalabokes, Chief
Executive Officer

                                                         Tenner Brothers, Inc.


Dated:  June 23, 1994                                           By:   s/Richard Sands
                                                                Richard Sands, Vice
President

                                                         Widmer's Wine Cellars, Inc.


Dated:  June 23, 1994                                           By:   s/Richard Sands
                                                                Richard Sands, Vice
                                                                President

                                                         Barton Incorporated


Dated:  June 23, 1994                                           By:   s/Richard Sands
                                                                Richard Sands, Vice
President

                                                         Barton Brands, Ltd.


Dated:  June 23, 1994                                           By:   s/Richard Sands
                                                                Richard Sands, Vice
President

                                                         Barton Beers, Ltd.


Dated:  June 23, 1994                                           By:   s/Richard Sands
                                                                Richard Sands, Vice
                                                                President

                                                         Barton Brands of California, Inc.


Dated:  June 23, 1994                                           By:   s/Richard Sands
                                                                Richard Sands, Vice
                                                                President

                                                         Barton Brands of Georgia, Inc.


Dated:  June 23, 1994                                           By:   s/Richard Sands
                                                                Richard Sands, Vice
President

                                                         Barton Distillers Import Corp.


Dated:  June 23, 1994                                           By:  s/Richard Sands
                                                                Richard Sands, Vice
                                                                President

                                                         Barton Financial Corporation


Dated:  June 23, 1994                                           By:     s/David S. Sorce
                                                                                            David S.
Sorce, Vice President

                                                         Stevens Point Beverage Co.


Dated:  June 23, 1994                                           By:   s/Richard Sands
                                                                Richard Sands, Vice
President

                                                         Monarch Wine Company, Limited
                                                         Partnership


Dated:  June 23, 1994                                           By:   s/Richard Sands
                                                                Richard Sands, Vice
                                                                President Barton Management,
                                                                Inc., General Partner

                                                         Barton Management, Inc.


Dated:  June 23, 1994                                           By:   s/Richard Sands
                                                                Richard Sands, Vice
                                                                President

                                                         Vintners International Company,
Inc.


Dated:  June 23   , 1994                                        By:  s/Richard Sands

                                                                Richard Sands, President

                                             INDEX TO EXHIBITS


(1)    Underwriting agreement

       Not Applicable.

(2) Plan of acquisition, reorganization, arrangement, liquidation or succession

       Not Applicable.

(4) Instruments defining the rights of security holders, including indentures

       Not Applicable.

(16)          Letter re change in certifying accountant

       Not Applicable.

(17)          Letter re director resignation

       Not Applicable.

(20)          Other documents or statements to security holders

       Not Applicable.

(23)          Consents of experts and counsel

       Not Applicable.

(24)          Power of attorney

       Not Applicable.

(27)          Financial Data Schedule

       Not Applicable.

(99)          Additional Exhibits

       None.